Filed Pursuant to Rule 497(e)
Registration No. 333-270997; 811-23859
Zevenbergen Growth Fund

Investor Class	ZVNBX
Institutional Class	ZVNIX
Zevenbergen Genea Fund

Investor Class	ZVGNX
Institutional Class	ZVGIX
(Each a “Fund,” together, the “Zevenbergen Funds”)

Supplement dated June 02, 2025 to the Prospectus and
Statement of Additional Information (“SAI”) dated October 31, 2024

Effective June 2, 2025, the mailing address for the Zevenbergen Funds has changed. Going forward, please send written requests to obtain Fund documentation, or to purchase or redeem shares of the Funds to:

Regular Mail:
Zevenbergen Funds
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252

Overnight Delivery:
Zevenbergen Funds
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

Please retain this supplement with your Prospectus and SAI for reference.